                                                                    EXHIBIT 10.1


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 30, 2002 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                     RECITAL

         The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999, as amended by a First Amendment to Credit Agreement dated June 4, 1999, by a Second Amendment to Credit Agreement dated June 29, 2000, by a Third Amendment to Credit Agreement dated March 29, 2002, by a Fourth Amendment to Credit Agreement dated May 20, 2002, by a Fifth Amendment to Credit Agreement dated June 4, 2002 and by a Sixth Amendment to Credit Agreement dated June 27, 2002 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         1.1 The following new definitions are added to Section 1.1 in appropriate alphabetical order:

                  "German Preliminary Proceeding Termination Date" means the date on which the German Preliminary Proceeding is terminated, either through its dismissal, its conversion to a formal insolvency proceeding or other proceeding or otherwise.

                  "Seventh Amendment" means the Seventh Amendment to Credit Agreement dated as of August 30, 2002 among the Borrower, the Guarantors, the Lenders and the Administrative Agent.

                  "Seventh Amendment Effective Date" means the date of the Seventh Amendment.

         1.2 Each reference in Sections 6.14 (iv), (v), (vi) and (x) and Section
6.31 to "September 1, 2002" shall be deleted and " German Preliminary Proceeding Termination Date" shall be substituted in place thereof.

                                   ARTICLE 2.
                                 REPRESENTATIONS

         The Borrower and each Guarantor represents and warrants to, and agrees with, the Administrative Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

         2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

         2.3 After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof (except to the extent the existence or effect of the German Preliminary Proceeding would impact the accuracy thereof), and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.



                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.


         This Amendment shall be effective as of the date hereof when each of the following is satisfied:

         3.1 This Amendment shall be executed by each of the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

         3.2 The Borrower and each Guarantor shall provide a certified resolution with respect to this Amendment satisfactory to the Administrative Agent.

         3.3 The Borrower and each Guarantor shall provide the written opinion of the Borrower's and Guarantors' counsel in form and substance acceptable to the Administrative Agent.


                                   ARTICLE 4.
               POTENTIAL EVENTS OF DEFAULT AND TEMPORARY WAIVER.


         4.1 The Borrower has requested that the Lenders and the Administrative Agent temporarily waive any Default (the "Existing Potential Defaults"), if any, caused solely by (a) the filing or existence of the German Preliminary Proceeding, (b) the incurrence of the German Preliminary Proceeding Financing by the German Preliminary Proceeding Subsidiaries and any Liens on the assets of the German Preliminary Proceeding Subsidiaries to secure the German Preliminary Proceeding Financing, (c) any breach of Section 6.25, 6.26, 6.27 or 6.28 before the German Preliminary Proceeding Termination Date, (d) the failure to pay interest on the 1999 Senior Unsecured Notes and the 1999 Subordinated Notes payable on June 3, 2002 prior to the expiration of the 30-day grace period applicable thereto or any extension of such grace period, or (e) the failure to pay interest on the 1997 Senior Unsecured Notes payable on July 1, 2002 prior to the expiration of the 30-day grace period applicable thereto or any extension of such grace period. Pursuant to such request, the Lenders and the Administrative Agent hereby temporarily waive any Existing Potential Default for the period prior to the effectiveness of this Amendment and, so long as no other Default exists and there is no occurrence of a new Default until

German Preliminary Proceeding Termination Date, but not at any time on or after German Preliminary Proceeding Termination Date.

         The Borrower, the Guarantors, the Lenders and the Administrative Agent agree that a new Default includes (each of which shall constitute a Default under the Credit Agreement): any Default other than an Existing Potential Default and, without limiting the foregoing, the occurrence of any default of any kind under any Material Indebtedness, the acceleration of any Material Indebtedness or the conversion of the German Preliminary Proceeding to a formal insolvency proceeding shall be deemed a new Default.

         The Borrower acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under this Amendment, the Credit Agreement (as modified hereby) or the other Loan Documents.


                                   ARTICLE 5.
                                 MISCELLANEOUS.

         5.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         5.2 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         5.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                  BORROWER:
                                  ---------

                                  VENTURE HOLDINGS COMPANY LLC


                                  By:        /s/ James E. Butler
                                     -------------------------------------------
                                  Name:      James E. Butler
                                       -----------------------------------------
                                  Title:     Executive Vice President
                                        ----------------------------------------

                                  GUARANTORS:

                                  VEMCO, INC.
                                  VEMCO LEASING, INC.
                                  VENTURE INDUSTRIES CORPORATION
                                  VENTURE HOLDINGS CORPORATION
                                  VENTURE LEASING COMPANY
                                  VENTURE MOLD & ENGINEERING
                                     CORPORATION
                                  VENTURE SERVICE COMPANY
                                  VENTURE EUROPE, INC.
                                  VENTURE EU CORPORATION
                                  EXPERIENCE MANAGEMENT LLC

                                  By:        /s/ James E. Butler
                                     -------------------------------------------
                                  Name:      James E. Butler
                                       -----------------------------------------
                                  Title:     Executive Vice President
                                        ----------------------------------------

                                  LENDERS:

                                  BANK ONE, NA, as Administrative Agent
                                  and a Lender


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NOVA SCOTIA, as Syndication
                                  Agent and as a Lender


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MIZUHO CORPORATE BANK, LTD.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK AUSTRIA (ZLANDERBANK)
                                  CORPORATE FINANCE, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MORGAN STANLEY EMERGING MARKETS
                                  INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  HARRIS TRUST AND SAVINGS


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK OF SCOTLAND


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  COMERICA BANK (DETROIT)


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NEW YORK


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  PROVIDENT BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  U.S. BANK NATIONAL ASSOCIATION f/k/a
                                  FIRSTAR BANK, N.A.

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NATIONAL BANK OF CANADA


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FIRSTRUST BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  OCTAGON INVESTMENT PARTNERS II, LLC

                                  By:        OCTAGON CREDIT INVESTORS, LLC
                                             As Sub-Investment Manager

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  OCTAGON INVESTMENT PARTNERS III,
                                  LTD.

                                  By:        OCTAGON CREDIT INVESTORS, LLC
                                             As Portfolio Manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MASS MUTUAL LIFE INSURANCE


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SIMSBURY CLO LTD
                                  By:  Massachusetts Mutual Life Insurance
                                       Company as Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PERSEUS CDO I LTD
                                  By: Massachusetts Mutual Life Insurance Co., as Collateral Manager

                                    By:      /s/
                                       -----------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARCHIMEDES FUNDING II, LTD.

                                  By:  ING Capital Advisors LLC,
                                  as Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BLACK DIAMOND CLO 2000 I LTD


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PAMCO CAYMAN LTD.
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PAM CAPITAL FUNDING, L.P.
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  HIGHLAND LEGACY LIMITED
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ML CBO IV (Cayman) Ltd.
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELF Funding Trust I
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESS TREE INVESTMENT
                                  MANAGEMENT COMPANY, INC.
                                  As:  Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio Manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESS TREE INVESTMENT PARTNERS I, LTD.
                                  By:  Cypress Tress Investment Management
                                       Company, Inc. as Portfolio Manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY
                                  By:  Stein Roe & Farnham Incorporated,
                                  As Advisor

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  STEIN ROE & FARNHAM CLO I LTD.,
                                  By:  Stein Roe & Farnham Incorporated,
                                  As Portfolio Manager

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MOUNTAIN CAPITAL CLO I, LTD.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ORIX FINANCIAL SERVICES, INC


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC (CAYMAN) LTD. 1999 - II


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  UNION BANK OF CALIFORNIA NA


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                                  By:  Pilgrim Investments, Inc.
                                  as its investment manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SENIOR DEBT PORTFOLIO
                                  By:  Boston Management and Research
                                  as investment Advisor


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRF TRADING, INC.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NATEXIS BANQUE


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARES III CLO LTD.

                                  By: ARES CLO Management LLC,
                                             Investment Manager

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ARES IV CLO LTD.

                                  By: ARES CLO Management IV, L.P.,
                                             Investment Manager

                                  By: ARES CLO GP IV, LLC,
                                             Its Managing Member

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARES V CLO LTD.

                                  By: ARES CLO Management V, L.P.,
                                             Investment Manager

                                  By: ARES CLO GP V, LLC,
                                             Its Managing Member

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ENDEAVOR, by PPM America its
                                  Attorney in fact

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PB CAPITAL CORPORATION

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  APEX (IDM) CDO I

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESSTREE INVESTMENT PARTNERS II

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC CAYMAN CDO SERIES 1999-1

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC CAYMAN LTD. 2000-1

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  GRAYSON & CO

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  GRAYSON CLO 2001-01 LTD.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  JH WHITNEY MARKET VALUE FUND

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KZH PAMCO LLC

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  LIBERTY-STEIN ROE ADVISOR FLOATING
                                  RATE ADVANTAGE FUND
                                  By:  Stein Roe & Farnham Incorporated, As
                                  Advisor

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NEMEAN CLO, LTD.
                                  By:  ING Capital Advisors LLC,
                                  As Investment Advisor

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRF 2000 LLC

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRV HIGHLAND, INC.

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  UPPER COLUMBIA CAPITAL CO.

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  WHITNEY PRIVATE DEBT FUND

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SATELLITE SR. INCOME FUND II


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MASTER SENIOR FLOATING RATE TRUST


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                  BANK LOAN INCOME PORTFOLIO
                                  By: Merrill Lynch Investment Managers, L.P., as Investment Advisors

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MERRILL LYNCH PRIME RATE PORTFOLIO
                                  By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MERRILL LYNCH SENIOR FLOATING RATE
                                  FUND, INC.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ORIX FINANCE CORP I


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Date:
                                       -----------------------------------------

                                 PRESIDENT & FELLOWS OF HARVARD
                                 COLLEGE
                                 By:  Regiment Capital Management, LLC
                                 as its Investment Advisor
                                 By:  Regiment capital Advisors, LLC
                                 Its Manager and pursuant to delegated authority


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 REGIMENT CAPITAL, LTD
                                 By:  Regiment Capital Management, LLC
                                 as its Investment Advisor
                                 By:  Regiment Capital Advisors, LLC
                                 Its Manager and pursuant to delegated authority

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 OCTAGON INVESTMENT PARTNERS IV, LLC
                                 By:  Octagon Credit Investors, LLC
                                 as Portfolio Manager


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 MORGAN STANLEY SENIOR FUNDING, INC.


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                  CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  UBS AG, STAMFORD BRANCH,
                                  By:  UBS Warburg, LLC


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CANPARTNERS INVESTMENTS, IV, LLC,
                                  A California Limited Liability Company


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  DEUTSCHE BANK TRUST COMPANY AMERICAS


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                                  MOUNTAIN CAPITAL CLO II, LTD.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MAGMA CDO LTD


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BINGHAM CDO LP


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  AURUM CLO 2002 - LTD.
                                  By: Stein Roe & Farnham Incorporated
                                  as Investment Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  LEHMAN COMMERCIAL PAPER INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PPM AMERICA SPECIAL INVESTMENTS
                                  FUND, LP
                                  By:  PPM AMERICA, INC., as its
                                  attorney-in-fact


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------